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                                                                   EXHIBIT 99


                             Rule 10b5-1 Sales Plan


         This Rule 10b5-1 Sales Plan ("Plan") is adopted by J. Michael Moore Family Trust (the "Seller") on August 20, 2004 (the "Adoption Date"), in order to establish a systematic program by which Citigroup Global Markets Inc.("Smith Barney" or "SB") will use its reasonable best efforts to sell on the Seller's behalf the shares of common stock ("Stock") of Applied Industrial Technology Inc. (AIT) ("Issuer").


A.)      Sales Program

         1.) The Seller's sales program consists of the following (check the applicable box or boxes):

                  [ ] cashless exercise, i.e., exercise vested options ("Options") granted to the Seller by the Issuer, sell the Stock issued upon such exercise, and use a portion of the sale proceeds to pay the Option exercise price, as specified in greater detail in Schedule A-1.

                  X already-owned Stock, i.e., sell the number of shares of Stock already owned by the Seller (including vested shares granted to the Seller pursuant to the Issuer's restricted share plan), as specified in greater detail in Schedule A-2.

         2.) The Seller hereby appoints SB as the Seller's agent and attorney-in-fact to effect sales under this Plan. If the Seller's sales program consists of exercising vested Options, SB is granted authority to exercise Options on the Seller's behalf, and Schedule A-1 will constitute the Seller's Option exercise form.

         3.) The Seller agrees to pay SB the commission per share of Stock indicated on Schedules A-1 and A-2 as applicable. SB will deduct its commission and applicable transaction fees from the proceeds of any sale of Stock under this Plan.

         4.) The exercise and sale prices, and number of Options to be exercised and shares of Stock to be sold, will be adjusted following such time as the Seller or the Issuer notifies SB of a Stock split or other recapitalization affecting the Stock ("Recapitalization").

         5.) The Seller acknowledges that it may not be possible to exercise Options or sell Stock during the term of this Plan ("Term") due to: (i) a legal or contractual restriction applicable to the Seller (the existence of which the Seller shall promptly notify SB) or SB, (ii) a market disruption (including without limitation a halt or suspension of

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                  trading in the Stock imposed by a court, governmental agency or self-regulatory organization), or (iii) rules governing order execution priority on the NASDAQ Stock Market or the New York Stock Exchange (whichever is applicable). If any of these items ceases to be applicable during the Term, SB will resume its sales activity to the extent it is reasonably able to do so and still be able to provide best execution.

         6.)      (Check the applicable box or boxes)

                  X The Seller is a member of the Issuer's board of directors, or is an "executive officer" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002 ("SOA").

                  X The Seller is subject to the requirements of Section 16 of the Securities Exchange Act of 1934 ("Exchange Act").

                  [ ] The Seller is not subject to Section 402 of the SOA or to Section 16 of the Exchange Act.

                  The Seller acknowledges that: (i) the Issuer may prohibit the Seller from engaging in certain types of transactions under this Plan if the Seller is subject to the SOA, and (ii) the Seller is solely responsible for complying with Section 16 of the Exchange Act in connection with this Plan, and will be solely responsible if any sales made under this Plan result in the Seller being liable for "short-swing profits" under
                  Section 16(b).

         7.) No later than three business days after a sale of Stock is made under this Plan, the Seller agrees to deposit (or make arrangements with the Issuer or its transfer agent to deposit) into an account at SB in his or her name the number of shares of Stock to be sold on any particular day on the Seller's behalf (including shares that have been issued as a result of a Recapitalization). If the Seller is selling vested shares of Stock under the Issuer's restricted stock plan in order to pay applicable withholding taxes, the Seller has arranged for a representative of the Issuer to notify a representative designated by SB of the number of shares of Stock necessary to be sold in order to satisfy the Seller's tax obligation. The proceeds of such sale shall be remitted by SB to the Issuer (net of SB's commissions and applicable transaction fees). SB will not be responsible for the calculation of such taxes or payment of such taxes to the applicable governmental tax authority.

         8.) For purposes of this Plan, a "business day" means any day on which SB is open for business.



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B.)      Issuer Representation Certificate

         The Seller acknowledges that as a condition precedent to SB's acceptance of this Plan, SB must receive acknowledgment from an authorized representative of the Issuer that the Issuer is aware that Seller intends to enter into a Rule 10b5-1 plan with SB in the form previously supplied to the Issuer and that entering into such a Plan does not violate the Issuer's insider trading policy.

C.)      Sale Period, Modification and Termination

                  1.) No Sale Period (as defined in Schedules A-1 and A-2) may commence until two (2) business days after the Adoption Date. No Sale Period may be extended pursuant to the terms of Schedules A-1 and A-2 without: the Issuer's written representation that such extension does not violate the Issuer's trading policy.

                  2.) This Plan may not be modified unless: (i) the Seller provides SB with five (5) business days prior written notice and (ii) the Seller and SB agree to such modification in writing. Any such modification will contain the Seller's representation that as of the effective date of the modification, he or she is not aware of any material non-public information regarding the Issuer or any of its securities (including the Stock).

                  3.) This Plan will terminate on whichever of the following events occurs first: a.) if the Seller is a natural person, the date upon which SB receives notice of the Seller's death, b.) the date specified in Schedules A-1 and A-2 on which all sales under this Plan will cease, c.) any sale effected pursuant to this Plan that violates (or in the opinion of counsel to the Issuer or SB is likely to violate) any applicable Federal or State law or regulation or that fails to comply (or in the opinion of counsel to the Issuer or SB is likely not to comply) with Rules 144, 145 or 701 under the Securities Act of 1933 (the "1933 Act"), d.) the Seller fails to comply in any material respect with its obligations under this Plan, e.) Issuer and/or the Seller enter into a contract that prevents or materially restricts sales of Stock by the Seller under this Plan, f.) two (2) business days after the date on which SB receives written notice that the Seller has terminated this Plan (which may be for any reason), g.) two (2) business days after SB notifies the Seller in writing that SB has terminated this Plan (which may be for any reason), h.) two (2) business days after the date on which SB receives notice that the Seller has filed a petition for bankruptcy or the adjustment of the Seller's debts, or a petition for bankruptcy has been filed against the Seller and has not been dismissed within thirty (30) calendar days of its filing, and i.) as to sales resulting from an Option exercise, the date on which SB receives written notice from the Issuer that the Options specified in Schedules A-1 have expired or been terminated or forfeited.


D.)      Representations and Warranties

         The Seller makes the following representations. The representation in Subsection (a) is made on the Adoption Date. The remaining representations are made on the Adoption Date and are deemed to be re-stated during the Term.

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         a.)      He/she is not aware on the Adoption Date of any material
                  nonpublic information with respect to the Issuer or any of its securities (including the Stock);

         b.) he/she is not subject to any legal, regulatory, or contractual restriction or undertaking that would prevent SB from conducting sales throughout the Term in accordance with Schedule A-1 and A-2 ;

         c.) he/she is entering into this Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;

         d.) the Stock and Options subject to this Plan are not subject to any liens, security interests or other impediments to transfer (except for limitations imposed by Rules 144, 145 or 701, if the Seller is subject to these rules), nor is there any litigation, arbitration or other proceeding pending, or to the Seller's knowledge threatened, that would prevent or interfere with the exercise of Options or sale of Stock under this Plan;

         e.) he/she has not entered into or altered a corresponding or hedging transaction or put option equivalent with respect to the Stock, and agrees not to enter into any such transaction while this Plan is in effect; and

         f.) he/she does not have authority, influence or control over any sales of Stock effected by SB pursuant to this Plan, and will not attempt to exercise any authority, influence or control over such sales.


E.)      Rules 144, 145 and 701 (Check the applicable box or boxes)

         X For purposes of Rule 144, the Seller is an "affiliate" of the Issuer or intends to sell shares of Stock under this Plan that are "restricted securities."

         [ ]      The Seller acquired the Stock in a transaction covered by Rule
                  145.

         [ ] The Seller acquired the Stock under Rule 701 and intends to sell the Stock in accordance with Rule 701(g)(3).

         [ ] Neither Rule 144, 145, nor 701 is applicable to the Seller under this Plan.

         If the Seller is an "affiliate" of the Issuer, acquired the Stock under a Rule 145 transaction, or holds "restricted shares" which are not otherwise registered for resale under the 1933 Act, then all sales under this Plan will be made by SB in accordance with Rule 144 or Rule 145(d), as applicable. SB will conduct sales under Rule 701(g)(3) if the third box is checked (unless the Seller is an affiliate). The Seller agrees not to take, and agrees to cause any person or entity with whom the Seller would be required to aggregate sales of Stock under Rule 144 not to take, any action that would cause any such sale not to comply with Rule 144.

         SB will be responsible for filing each required Form 144. The Seller acknowledges and agrees that SB will make only one Form 144 filing each three-month period commencing with the first scheduled sale of Stock under this Plan. SB shall deliver to Seller and the issuer, as soon as reasonably practicable, all information necessary (to the extent that SB possesses such


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information) for the Seller and/or the issuer to make all required Form 4 and 5 filings, as required by Section 16(a) of the Exchange Act with regard to sales made pursuant to the Plan.

         The Seller agrees to advise SB promptly of any sale of Stock by the Seller (or any other person or entity whose sales of Stock would be aggregated with those of the Seller for purposes of compliance with the volume limitations of Rule 144) that is not covered by this Plan, except that the Seller may sell Stock outside of this Plan only if and to the extent that no such sale affects the amount of Stock that may be sold under this Plan in compliance with the volume limitations of Rule 144. The Seller acknowledges and agrees that: (i) sales under this Plan shall not be in any way affected by any sales outside of this Plan, and (ii) for purposes of this sentence, the term "Seller" shall mean and include the Seller and any other person or entity whose sales of Stock would be aggregated with those of the Seller for purposes of compliance with the volume limitations of Rule144. The Seller acknowledges and agrees that he/she will provide SB with a signed and completed Form 144 no later than five business days prior to the commencement of any Sale Period set forth on Schedule A-1 and A-2.


F.)      Exchange Act Filings

         The Seller agrees to make all filings required by the Exchange Act in connection with this Plan. SB will not be required to: (i) make any of these filings on the Seller's behalf, (ii) review any Exchange Act filing made by the Seller, or (iii) determine whether any Exchange Act filing by the Seller has been made on a timely basis. SB will not be liable to the Seller for any misstatement, omission or defect in any of these filings.


G.)      Indemnification and Limitation of Liability; No Advice

         1.) The Seller agrees to indemnify, defend and hold harmless SB (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorneys' fees and costs) arising out of or attributable to: a.) any material breach by the Seller of its obligations under this Plan, b.) the incorrectness or inaccuracy of any of the Seller's representations and warranties (including the representation required by Section (C)(2) of this Plan), c.) any violation by the Seller of applicable laws or regulations relating to this Plan or the transactions contemplated by this Plan; and d.) any exercise of Options under Schedule A-2 if cash is not available to pay the exercise price of such Options. This indemnification will survive the termination of this Plan. The Seller will have no indemnification obligation in the case of the gross negligence or willful misconduct of SB or any other indemnified person.

         2.) Regardless of any other term or condition of this Plan, SB will not be liable to the Seller for: (a) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, including but not limited to lost profits, lost savings, loss of use of facility or equipment, regardless of whether arising from breach of contract, warranty, tort, strict liability or otherwise, and even if


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                  advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen, or
                  (b) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as "acts of God". In addition, SB will not be liable to the Seller in the event sales of Stock made in accordance with the terms of this Plan violate the Issuer's insider trading policies.

         3.) The Seller acknowledges that SB has not provided the Seller with any tax, accounting or legal advice with respect to this Plan, including whether the Seller would be entitled to any of the affirmative defenses under Rule 10b5-1.


H.)      Governing Law

         This Plan will be governed by, and construed in accordance with, the laws of the State of New York, without regard to such State's conflict of laws rules.


I.)      Entire Agreement

         This Plan (including all Schedules) reflects the entire agreement between the parties concerning the sale of Stock under Rule 10b5-1, and supersedes any previous or contemporaneous agreements or promises concerning these sales, whether written or oral. In the event of a conflict between the terms and conditions of this Plan and the terms and conditions of: (i) any other agreement between the Seller and SB concerning sales of Stock under Rule 10b5-1, or (ii) any written instructions provided by the Issuer to the Seller concerning this Plan or Rule 10b5-1 plans in general, the terms and conditions of this Plan will govern.


J.)      Assignment

         This Plan and each party's rights and obligations under this Plan may not be assigned or delegated without the written permission of the other party and will be for the benefit of each party's successors and permitted assigns, whether by merger, consolidation or otherwise.


K.)      Enforceability in the Event of Bankruptcy

         The Seller and SB acknowledge and agree that this Plan is a "securities contract," as such term is defined in Section 741(7) of Title 11 of the United States Code ("Bankruptcy Code"), entitled to all of the protections given such contracts under the Bankruptcy Code.



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L.)      Confidentiality

         SB will maintain the confidentiality of this Plan and will not disclose the specific terms of this Plan to any person or entity, except: (i) to employees, affiliates and agents of SB who have a legitimate business need to know such information, (ii) to any governmental agency having jurisdiction over SB or any self-regulatory organization of which it is a member, or (iii) to any other person or entity to the extent such disclosure is required by law or by a subpoena issued by a court of competent jurisdiction.


M.)      Method of Communication

         Except as otherwise specifically provided in this Plan, any communications required or permitted hereunder may be in writing or made orally, provided that any communications made orally must be confirmed in writing within one business day of such communication. Such written communications shall be directed to the parties as specified in Schedule "B".



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                                 SCHEDULE "A-2"


                    SALE OF STOCK ALREADY OWNED BY THE SELLER

Name of Seller: The Moore Family 2004 Settlement Trust Name of Issuer: Applied Industrial Technologies (AIT)


(PLEASE NOTE): It is the Seller's responsibility to ensure that shares listed on this Schedule "A-2" are deposited in a SB account in good delivery form prior to the first sale date.

*SALES EFFORTS UNDER THIS PLAN WILL NOT COMMENCE EARLIER THAN TWO BUSINESS DAYS AFTER THE ADOPTION DATE.


------------------------ ------------------------------- -------------------------------- --------------------
a.) Date Stock      b.) Sale Period*                    c.) Authorized Number of        d.) "Limit" Price or
    Acquired            From 8/25/04 To 11/06/05            Owned Shares to be Sold         "Market" Price
                             -------    ---------
                        Or __ (Specific Day)

--------------------------------------------------------------------------------------------------------------
8/01/97                                                  10,000                           31 LIMIT

--------------------------------------------------------------------------------------------------------------
8/01/97                                                  10,000                           32 LIMIT

--------------------------------------------------------------------------------------------------------------
8/01/97                                                  30,000                           33 LIMIT

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


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

1. INSTRUCTIONS: In column (a), state the date on which the shares to be sold were acquired. If the shares were acquired in more than one lot, state the acquisition date for each lot. In column (b), state the first and last date on which the Stock is authorized to be sold during the designated Sale Period (Stock sales may occur on or between these dates).
     In column (c), state the maximum number of shares authorized to be sold at the price during the designated Sale Period. Do not aggregate with amounts authorized to be sold at a lower price during the same designated Sale Period.
     In column (d), write either (i) a dollar price which is the minimum price (the "Limit" Price) at which Stock is authorized to be sold, or (ii) the word "market" if Stock is to be sold at the then-prevailing market price per share during the Sale Period. All market orders will be treated as "market not held" orders. All limit orders will be treated as "limit not held" orders.

2.   Commission per share:      6        cents.
                           -------------



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                             SCHEDULE "A-2" cont'd.


3. Except as provided in paragraph 4 of this Schedule A-2, in the event that SB is unable to sell the number of owned shares of Stock authorized to be sold in a Sale Period for any reason (check one of the following instructions):

                  the unsold amount of Stock will be carried forward and added
         --- to the number of owned shares of Stock authorized to be sold for each succeeding Sale Period (if any) until sold.

                  the unsold amount of Stock will not be sold and will not be
         ---      carried over to the next Sale Period.

          X       neither alternative is applicable.
         ---

4. In the event the sale of Stock cannot occur during a designated Sale Period because of an event described in Section A(5) of the Plan, that Sale Period will be extended upon the expiration of such event by the amount of time the sale of Stock could not occur, and the Term will be correspondingly extended.

5.   The maximum number of shares to be sold under this Schedule A-2 is 50,000.
                                                                        ------

This Schedule "A-2" is an integral part of the attached Plan entered into by the Seller with SB and is subject to the terms and conditions set forth therein.




         /s/ Robin Barnes
-------------------------------------------------
[Signature of the Seller]

Federal Trust Company Limited as Trustee of The Moore Family 2004 Settlement Trust

Accepted and Agreed to:
SMITH BARNEY

         /s/ Claudia Danies
-------------------------------------------------
[Signature of authorized Executive Financial Services official]




Claudia M. Danies, Vice President
---------------------------------
[Name and title of authorized official]